                         SUPPLEMENT DATED JULY 1, 1997
                         TO MAY 1, 1997, PROSPECTUS FOR
                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                        GROUP VARIABLE ANNUITY CONTRACT
                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

The following information supplements Lincoln Life's Account L Prospectus and Statement of Additional Information ("SAI") and should be read in conjunction with them.

On July 1, 1997, the name of the principal underwriter for the Contracts of Lincoln National Variable Annuity Account L will be changed from LNC Equity Sales Corporation to Lincoln Financial Advisors Corporation except in the state of Texas where business will continue to be conducted under the name LNC Equity Sales Corporation. This name change does not effect the management or control of the corporation. All references to the principal underwriter in the Prospectus and SAI should be revised to reflect this change.

The following language replaces the section on page 12 of the Prospectus currently entitled "LNC Equity Sales Corporation."

                     Lincoln Financial Advisors Corporation

  Lincoln Financial Advisors Corporation ("LFA"), a registered bro-ker-dealer, is the principal underwriter of the Contracts. As such, LFA will be offering the Contracts and performing all duties and functions that are necessary and proper for distribution of the Contracts. LFA has also entered into sales agreements with in-dependent broker-dealers for the sale of the Contracts. LFA may pay sales commissions to broker-dealers up to an amount equivalent to 3.5% of Contributions under a Contract. LFA's principal busi-ness address is 1300 South Clinton Street, Fort Wayne, Indiana 46802. Notwithstanding the above, LFA, as a broker-dealer, will do business in the state of Texas under the name LNC Equity Sales Corporation.

The section of the SAI entitled "Distribution of Contracts" should also be revised to reflect the change of name from LNC Equity Sales Corporation to Lincoln Financial Advisors Corporation.

90031